Exhibit 99.1

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

FINANCIAL STATEMENTS

(Restated)

APRIL 18, 2006

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

FINANCIAL STATEMENTS

(Restated)

APRIL 18, 2006

INDEX TO FINANCIAL STATEMENTS

PAGE
Report of Independent Registered Public Accounting Firm	F–2

Financial Statements

Balance Sheets	F–3

Statements of Operations	F–4

Statements of Stockholders’ Equity (Deficit)	F–5

Statements of Cash Flows	F–6

Notes to Financial Statements	F–7 – F–14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Director and Stockholders

HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.)

We have audited the accompanying balance sheets of HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) (a corporation in the development stage) as of April 18, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, August 15, 2005 (inception) to December 31, 2005 and August 15, 2005 (inception) to April 18, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) as of April 18, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from January 1, 2006 to April 18, 2006, August 15, 2005 (inception) to December 31, 2005 and August 15, 2005 (inception) to April 18, 2006 in conformity with accounting principles generally accepted in the United States.

MILLER, ELLIN & COMPANY, LLP

CERTIFIED PUBLIC ACCOUNTANTS

New York, New York

February 14, 2007

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

BALANCE SHEETS

	April 18, 2006	December 31, 2005
	(Restated)
ASSETS
Current assets:
Cash	$1,907,036	$13,590
Cash held in trust account	95,000,000	—
Prepaid expenses	416,700	—
Other deferred offering costs	—	165,088

Total assets	$97,323,736	$165,088

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accrued expenses	$620,808	$93,954
Stockholder advance	100	100
Notes payable	85,000	85,000
Deferred underwriting fees	5,400,000	—
Warrant liabilities	19,666,667	—

Total Liabilities	25,772,575	179,054

COMMITMENTS

Common Stock subject to conversion 3,331,667 and 0 shares, respectively, at conversion value	18,990,500	—

Stockholders’ Equity (Deficit)
Preferred stock, $.0001 par value; authorized 1,000,000 shares; none issued and outstanding	—	—
Common stock, $.0001 par value; authorized 200,000,000 shares; issued 20,833,334 and 4,166,667, respectively and outstanding 18,416,668 and 1,750,001, respectively	2,083	417
Additional paid-in capital	61,001,570	8,434,588
Unearned stock compensation	(5,774,659)	(8,410,598)
Deficit accumulated during the development stage	(2,668,333)	(24,783)

Total stockholders’ equity (deficit)	52,560,661	(376)

Total liabilities and stockholders’ equity	$97,323,736	$178,678

See accompanying notes to financial statements.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the period from January 1, 2006 to April 18, 2006	For the period from August 15, 2005 (inception) to December 31, 2005	For the period from August 15, 2005 (inception) to April 18, 2006
Formation and operating costs	$2,641,912	$24,483	$2,666,395

Loss before interest expense and income taxes	(2,641,912)	(24,483)	(2,666,395)
Interest expense	894	300	1,194

Loss before income taxes	(2,642,806)	(24,783)	(2,667,589)
Income taxes	744	—	744

Net loss	$(2,643,550)	$(24,783)	$(2,668,333)

Net loss per share	$(1.39)	$(.01)	$(1.03)

Weighted average shares outstanding
- basic	1,905,764	3,250,000	2,597,562

See accompanying notes to financial statements

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

For the period August 15, 2005 (inception)

to April 18, 2006

	Common Stock		Paid-in Capital in Excess of Par	Deficit Accumulated During the Development Stage	Deferred Stock Compensation			Total Stockholders’ Equity (Deficit)
	Shares	Par Value $0.0001 Amount				Treasury Stock
						Shares	Amount
Common stock issued September 13, 2005
	4,166,667	$417	$24,583	$—	$—	—	$—	$25,000
Treasury stock purchased	—	—	—	—		(4,166,667)	(25,000)	(25,000)
Issuance of treasury shares for services	—	—	8,410,005	—	(8,435,005)	1,750,001	25,000	— —
Amortization of stock based compensation expense	—	—	—	—	24,407	—	—	24,407
Net loss	—	—	—	(24,783)	—	—	—	(24,783)

Balance at December 31, 2005	4,166,667	417	8,434,588	(24,783)	(8,410,598)	(2,416,666)	—	(376)
Stock issuance on April 18, 2006 @ $6.00	16,666,667	1,666	99,998,336	—	—	—	—	100,000,002
Reclassification of proceeds allocated To warrants –derivatives liabilities	—	—	(19,666,667)	—	—	—	—	(19,666,667)
Amortization of stock based compensation expense	—	—	—	—	2,635,939	—	—	2,635,939
Expenses of offering	—	—	(10,740,853)	—	—	—	—	(10,740,853)
Non- Cash charge related to sale of underwriters purchase option	—	—	1,966,666	—	—	—	—	1,966,666
Proceeds subject to possible conversion 3,331,667 and 0 shares respectively at conversion value	—	—	(18,990,500)	—	—	—	—	(18,990,500)
Net loss	—	—	—	(2,643,550)	—	—	—	(2,643,550)

Balance at April 18, 2006	20,833,334	$2,083	$61,001,570	$(2,668,333)	$(5,774,659)	(2,416,666)	$—	$52,560,661

See accompanying notes to financial statements.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

STATEMENTS OF CASH FLOWS

	For the period from January 1, 2006 to April 18, 2006	For the period from August 15, 2005 (inception) to December 31, 2005	For the period from August 15, 2005 (inception) to April 18, 2006
Cash flows from operating activities:
Net loss	$(2,643,550)	$(24,783)	$(2,668,333)

Adjustment to reconcile net loss to net cash used in operating activities:
Increase in prepaid expenses	(416,700)	—	(416,700)
Stock issued for services	2,635,939	24,407	2,660,346
Increase in accrued expenses	424,155	300	424,455

Net cash used in operating activities	(156)	(76)	(232)

Cash flows from investing activities:

Payment to trust account	(95,000,000)	—	(95,000,000)

Net cash used in investing activities	(95,000,000)	—	(95,000,000)

Cash flows from financing activities:
Advance from initial stockholder	—	100	100
Proceeds from note payable	—	60,000	60,000
Payment of deferred offering costs	(3,106,400)	(71,434)	(3,177,834)
Proceeds from public offering	81,009,502	25,000	81,034,502

Proceeds from issuance of shares of stock subject to possible conversion	18,990,500	—	18,990,500

Net cash provided by financing activities	96,893,602	13,666	96,907,268

Net increase in cash	1,893,446	13,590	1,907,036
Cash, beginning of period	13,590	—	—

Cash, end of period	$1,907,036	$13,590	$1,907,036

Supplemental Disclosures of Cash Flow Information: Schedule of Non-cash Financing Transactions
Option issued to underwriter	$1,966,666	$—	$1,966,666
Deferred underwriting fees	5,400,000	—	5,400,000

Issuance of note payable for treasury stock	$—	$25,000	$25,000

Warrant obligation in connection with sale of units in offering	$19,666,667	$—	$19,666,667

See accompanying notes to financial statements.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BUSINESS OPERATIONS AND SUMMARY AND SIGNIFICANT ACCOUNTING POLICIES

HAPC, Inc. (formerly Healthcare Acquisition Partners Corp.) (the “Company”) was incorporated in Delaware on August 15, 2005 as a blank check company whose objective is to acquire through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses primarily in the healthcare sector.

At April 18, 2006, the Company had not yet commenced any operations. All activity through April 18, 2006 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on April 11, 2006. The Company consummated the Public Offering on April 18, 2006 and received gross proceeds of $100,000,002. Legal fees totaling $497,163 and underwriting costs totaling $2,600,000 have been paid from these proceeds. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, (as described in Note 2), although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a business combination with one or more operating businesses whose fair value is, either individually or collectively, at least 80% of the Company’s net assets at the time of such acquisition (“Business Combination”).

Of the proceeds of the Public Offering, $95,000,000 is being held in a trust account (“Trust Account”) and invested in a money market account fully collateralized by U.S. government securities until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $5,400,000 of contingent underwriting compensation (the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash or in full if a business combination is not consummated. The remaining amount of the proceeds may be used to pay business, legal accounting, due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 19.99% or more of the shares sold in the Proposed Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. The Company’s stockholders prior to the Proposed Offering, (the “Initial Stockholders”), have agreed to vote their 1,750,001 shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. The Initial Stockholders have agreed not to acquire any additional shares of the registrant in connection with or following the Proposed Offering. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Proposed Offering, or 24 months from the consummation of the Proposed Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Proposed Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Proposed Offering discussed in Note 2).

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Accounting for Warrants and Derivative Instruments

On April 18, 2006, the Company consummated its initial public offering of 16,666,667 units. Each unit consists of one share of common stock and two redeemable common stock purchase warrants. Each warrant entitles the holder to purchase from the Company one share of its common stock at an exercise price of $5.00.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company’s Own Stock,” (“EITF 00-19”) which requires freestanding derivative contracts that are settled in a company’s own stock, including common stock warrants, to be designated as equity instruments, assets or a liabilities. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at its fair value on a company’s balance sheet, with any changes in fair value recorded in the company’s results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 33,333,334 warrants issued to purchase stock are separately accounted for as liabilities. The fair value of these warrants is shown on the Company’s balance sheet and the unrealized changes in the values of these warrants are shown in the Company’s statement of operations as “Gain (loss) on warrant liabilities.” These warrants are freely traded on the “Over The Counter Bulletin Board.” Consequently, the fair value of these warrants is estimated as the market price of the warrant at each period end. To the extent the market price increases or decreases, the Company’s warrant liabilities will also increase or decrease, including the effect on the Company’s statement of operations.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company uses the liability method for reporting income taxes, under which current and deferred tax liabilities and assets are recorded in accordance with enacted tax laws and rates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Under the liability method, the amounts of deferred tax liabilities and assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Future tax benefits are recognized when it is more likely than not that such benefits will be realized.

Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Loss per common share

Loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

Stock based compensation

The Company applied APB No. 25 (Accounting for Stock Issued to Employees) and related Interpretations in accounting for stock based compensation. Accordingly, compensation for shares issued to officers and directors is measured using their intrinsic value at the date of opportunity to acquire such shares and recognized as compensation expense ratably over the vesting period. Effective January 1, 2006, the Company will be applying the provisions of SFAS No. 123(R).

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash Concentration of credit risk

The Company maintains cash balances with financial institutions, which, at times, may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2. PUBLIC OFFERING

On April 18, 2006, the Company sold 16,666,667 units (“Units”) to the public at a price of $6.00 per unit. Each Unit consisted of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring five years from the effective date of the Offering. The Company may call the Warrants for redemption in whole and not in part at a price of $.01 per Warrant at any time after the Warrants become exercisable. They cannot be redeemed unless the Warrant holders receive written notice not less than 30 days prior to the redemption; and if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Warrant holders.

In addition, the Company issued to FTN Midwest Securities Corp., for $100, an option to purchase up to a total of 833,333 units. The units issuable upon exercise of this option are identical to those offered in this Proposed Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6.25. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a Business Combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. The option may only be exercised or converted by the option holder.

The warrants issuable upon exercise of the option will be exercisable only if at the time of exercise (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the common stock underlying the warrants issuable upon exercise of the option is effective, or (ii) in the opinion of counsel to the Company or counsel to the option holder reasonably satisfactory to the Company, the exercise of the warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under applicable securities laws of the states or other jurisdictions in which the registered holders reside. The warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful. The option holder is not entitled to receive a net cash settlement or other settlement in lieu of physical settlement if the common stock underlying the warrants, or securities underlying the option, as applicable, are not covered by an effective registration statement.

The sale of the option was accounted for as an equity transaction. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company determined that the fair value of the option on the date of sale was $2.36 per unit, or $1,966,666 total, using an expected life of five years, volatility of 47% and a risk-free interest rate of 3.98%. Accordingly, this amount was recorded as an expense of the offering resulting in a charge directly to stockholders’ equity.

The volatility calculation of 47% is based on the 180 day average volatility of a representative sample of forty-one (41) companies with market capitalization under $200 million that Management believes could be considered to be engaged in a business in the Healthcare Industry (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2. PUBLIC OFFERING (Continued)

its common stock price, which will depend on a number of factors, which cannot be ascertained at this time. The Company referred to the 180 day average volatility of the Sample Companies because Management believes that the average volatility of such companies is a reasonable benchmark to use in estimated the expected volatility of the Company’s common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

3. RESTATEMENT AND RECLASSIFICATION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In February 2007, the Company concluded that it was necessary to restate its annual financial statements for the interim periods ended April 18, 2006, June 30, 2006 and September 30, 2006 to reflect non-operating gains and losses related to the classification of and accounting for the warrants to purchase common stock associated with the units sold at the initial public offering of the Company. The Company had previously classified the value of these warrants to purchase common stock, when applicable, as equity. After further review in connection with the presentation of the Company’s Preliminary Proxy Statement related to the acquisition contemplated by the Stock Purchase Agreement dated September 29, 2006 by and among the Company, I-Flow Corporation, a Delaware corporation (“I-Flow”), and InfuSystem Inc., a California corporation and wholly-owned subsidiary of I-Flow (“InfuSystem”), the Company has determined that these instruments should have been classified as liabilities and, therefore, the fair value of each instrument must be recorded as a liability on the Company’s balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded liabilities, and the corresponding gain or loss will be recorded in the Company’s statement of operations. At the date of the conversion of each warrant or portion thereof (or exercise of the warrants or portion thereof, as the case may be), the corresponding liability will be reclassified as equity. See Note 1 for the restatement and reclassifications.

In February 2007, the Company concluded that it was necessary to restate its audited balance sheet as of April 18, 2006 and related statements of operations, stockholders equity (deficit) and cash flows for the periods from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006 to reflect gains and losses related to the warrants to purchase common stock associated with the units sold at the initial public offering of the Company, including the over allotment shares issued on May 18, 2006. The Company had previously classified the value of these warrants to purchase common stock as equity. After further review, the Company has determined that these warrants should have been classified as liabilities, and therefore, the fair value of each warrant must be recorded as a liability on the Company’s balance sheet. Subsequent changes in the fair value of these instruments results in adjustments to the amount of the recorded liabilities, and the corresponding gain or loss recorded in the Company’s statement of operations. At the date of the conversion of each warrant or portion thereof (or exercise of the warrants or portion thereof, as the case may be) the corresponding liability will be reclassified as equity.

The fair value of the Company’s 33,333,334 warrants outstanding at April 18, 2006 was $19,666,667 or $0.59 per warrant.

Statement of Operations

As a result of recording the fair value of warrant liability, the Company has reported no changes in net loss for the period ended April 18, 2006 compared to net loss as previously reported. Therefore, the per share effect of potential common shares issued upon the exercise of warrants, aggregating 33,333,334 shares, have not been included in diluted loss per share as the effect is anti-dilutive.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

3. RESTATEMENT AND RECLASSIFICATION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (Continued)

The following table sets forth the effects for the restatement adjustment on the Company’s balance sheet as of April 18, 2006:

	April 18, 2006 As Previously Reported	Adjustments	April 18, 2006 As Restated

ASSETS

Current assets:
Cash	$1,907,036	$—	$1,907,036
Cash held in trust account	95,000,000	—	95,000,000
Prepaid expenses	416,700	—	416,700
Other deferred offering costs	—	—	—

Total assets	$97,323,736	—	$97,323,736

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accrued expenses	$620,808	$—	$620,808
Stockholder advance	100	—	100
Notes payable	85,000	—	85,000
Deferred underwriting fees	5,400,000	—	5,400,000
Warrant liabilities	—	19,666,667	19,666,667

Total Liabilities	6,105,908	19,666,667	25,772,575

COMMITMENTS

Common Stock subject to conversion 3,331,667 and 0 shares, respectively, at conversion value	18,990,500	—	18,990,500

Stockholders’ Equity (Deficit)
Preferred stock, $.0001 par value; authorized 1,000,000 shares; none issued and outstanding	—	—	—
Common stock, $.0001 par value; authorized 200,000,000 shares; issued 20,833,334 and 4,166,667, respectively and outstanding 18,416,668 and 1,750,001, respectively	2,083	—	2,083
Additional paid-in capital	80,668,237	(19,666,667)	61,001,570
Unearned stock compensation	(5,774,659)	—	(5,774,659)
Deficit accumulated during the development stage	(2,668,333)	—	(2,668,333)

Total stockholders’ equity (deficit)	72,227,328	(19,666,667)	52,560,661

Total liabilities and stockholders’ equity	$97,323,736	$—	$97,323,736

The following table sets forth the effects for the restatement of the Company’s statement of stockholders’ equity (deficit) for the period from August 15, 2005 (inception) to April 18, 2006:

	Common Stock		Paid-in Capital in Excess of Par	Deficit Accumulated During the Development Stage	Deferred Stock Compensation	Treasury Stock		Total Stockholders’ Equity
	Shares	Par Value $0.0001 Amount				Shares	Amount
Balance at April 18, 2006 (as previously reported)	20,833,334	$2,083	$80,668,237	$(2,668,333)	$(5,774,659)	(2,416,666)	$—	$72,227,328
Restatement adjustments	—	—	(19,666,667)	—	—	—	—	(19,666,667)

Balances at April 18, 2006 (as restated)	20,833,334	$2,083	$61,001,570	$(2,668,333)	$(5,774,659)	(2,416,666)	$—	$52,560,661

In reference to the cash flow statements for the period from January 1, 2006 to April 18, 2006 and for the period from August 15, 2005 (inception) to April 18, 2006, the only change to the originally filed Form 8K/A (Amendment No. 2) is the following non-cash disclosure.

Supplemental Disclosures of Cash Flow Information: Schedule of Non-cash Financing Transactions

Warrant obligation in connection with sale of units in offering	$19,666,667	$—	$19,666,667

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

4. NOTES PAYABLE

The Company issued a $60,000 unsecured promissory note to Healthcare Acquisition Holdings, LLC (“Holdings”). The note bears interest at a rate of 3% per annum and is payable on the earlier of September 28, 2006 or the date the Company consummates the Proposed Offering. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

On December 30, 2005, the Company issued a unsecured $25,000 note to Healthcare Acquisition Holdings, LLC to acquire the 4,166,667 common shares that Holdings received upon formation of the Company on similar terms to the $60,000 note payable.

5. COMMITMENTS

The Company’s chief executive officer receives annual compensation of $50,000 for serving as an officer and $50,000 for serving as a director. The Company’s chief financial officer receives annual compensation of $50,000 and the Company’s independent directors each receive annual compensation of $50,000.

The Company has entered into agreements with FTN Midwest Securities Corp. and certain officers and directors whereby each of them has agreed to present the Company, for its consideration, with any opportunity to acquire all or substantially all of the outstanding equity securities of, or otherwise acquire a controlling equity interest in, an operating business in the healthcare, or a healthcare-related, sector, provided that they are under no obligation to present the Company with any opportunity involving a business in the healthcare, or a healthcare-related, sector seeking a strategic combination with another operating business in the healthcare, or a healthcare-related, sector.

The Company currently utilizes and will continue to utilize certain administrative, technological and secretarial services, as well as certain limited office space provided by FTN Midwest Securities Corp. until the consummation of a Business Combination by the Company. The Company has agreed to pay $1 per year for such services commencing on the effective date of the Public Offering and continuing monthly thereafter.

Our initial stockholders are entitled to demand that we register the resale of their shares of common stock at any time six months following the consummation of the acquisition, pursuant to the terms of their respective lock-up agreements.

The Company has agreed to reimburse our initial stockholders for (a) any income tax liability incurred by our initial stockholders as a result of the award of their shares and/or the vesting of such shares (other than tax liability due as a result of their sale of such shares) and (b) all reasonable out-of-pocket expenses incurred by the initial stockholders in connection with their activities on the Company’s behalf.

HAPC, INC.

(formerly HEALTHCARE ACQUISITION PARTNERS CORP.)

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

6. COMMON AND PREFERRED STOCK

Effective December 30, 2005, Healthcare Acquisition Partners Holdings, LLC sold back to the Company the 4,166,667 common shares that it had received upon formation of the Company. The shares were purchased for a $25,000 note payable. Simultaneously, the Company transferred 1,750,001 of these common shares to certain members of its management team resulting in compensation of $8,435,005, computed at $4.82 per share. Of this amount, $24,407 and $2,635,939 was charged to expense for the periods ended December 31, 2005 and April 18, 2006, respectively. The Company will recognize the remaining $5,774,659 of compensation as an expense ratably over the vesting period of the shares. Each individual receiving the shares has agreed that if they cease to be an officer or director prior to the following dates (other than as a result of (i) disability, as determined by the board of directors of the Company or as certified by a physician in a letter to the board of directors of the Company, (ii) death, (iii) removal by the Company without cause (as defined in the Letter Agreements (the “Letter Agreements”), dated December 30, 2005, between each of the individuals receiving shares and the Company, or (iv) resignation for Good Reason (as defined in the Letter Agreements), a portion of the shares will be forfeited as follows:

Termination of Services Prior To:	Shares Forfeited
June 30, 2006	100%
December 31, 2006	75%
June 30, 2007	50%
December 31, 2007	25%

The 2,416,666 shares of our common stock transferred back to us and not transferred to members of the Company’s management team on December 30, 2005 are being held a treasury shares and reserved for transfer by the Company’s board of directors to present or future officers, directors or employees.

At April 18, 2006, 33,333,334 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

7. SUBSEQUENT EVENT

The Company will utilize certain administrative, technology and secretarial services, as well as certain limited office space provided by FTN Midwest Securities Corp. until the consummation of a Business Combination by the Company. The Company has agreed to pay $1 per year for such services commencing on the effective date of the Proposed Offering and continuing annually thereafter.

On April 19, 2006, the Company amended its articles of incorporation to change its name to HAPC, Inc. from Healthcare Partners Acquisition Corp.